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                        ITT HARTFORD MUTUAL FUNDS, INC.
                         SUPPLEMENT DATED JULY 1, 1997
                    TO THE PROSPECTUS DATED JANUARY 22, 1997
                       AS REVISED EFFECTIVE MARCH 3, 1997

Effective July 1, 1997, Mark S. Waterhouse assumed portfolio management responsibility for the ITT Hartford Small Company Fund. Mr. Waterhouse is a Vice President of Wellington Management Company, LLP. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.

HV-2150
ITT-706133